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                    CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions 'Financial Highlights' in the prospectuses and 'Independent Auditors' in the statements of additional information and to the incorporation by reference of our report dated September 21, 1995 in this Registration Statement (Form N-1A No. 33-60812) of PaineWebber Small Cap Growth Fund.




                                          ERNST & YOUNG LLP
                                          ERNST & YOUNG LLP


New York, New York
November 21, 1995